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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  July 11, 2000
                                  -------------
                Date of Report (Date of earliest event reported)


                              Intelilabs.com, Inc.
                              --------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


            000-26951                            65-0830670
            ---------                            ----------
     (Commission File Number)         (IRS Employer Identification No.)


              701 Brickell Avenue, Suite 3120, Miami, Florida 33131
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (305) 539-0900
                                                           --------------

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ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS AND OFFICERS

         On May 23, 2000, Ms. Rebecca Brock and Ms. Michelle Brock, the only officers and directors of the Company, tendered their resignations from all positions with the Company including all positions held as officers and directors. Copies of the resignation letters are included herein. On June 27, 2000, the majority shareholders of the Company accepted these resignations and elected the following individuals to the positions next to their names to fill the vacancies created by these resignations:

         Zain Effendi               President, Chief Executive Officer, Director
         Marvi E. Khan              Chief Financial Officer, Director
         Fahad U. Khan              Chief Operating Officer, Director
         Saquib Latif               Chief Technology Officer and Secretary
         Sajjad Hyder Zaidi         Director

ITEM 7.  EXHIBITS

         17.1    Letter of Resignation by Rebecca J. Brock, dated May 23, 2000
         17.2    Letter of Resignation by Michelle Brock, dated May 23, 2000


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  July 11, 2000                          Intelilabs.com, Inc.

                                               /s/  Zain Effendi
                                               -----------------
                                               By:   Zain Effendi
                                               Its:  President, C.E.O., Director



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